Exhibit 10.7

Third AMENDMENT

TO THE PRIME VENDOR AGREEMENT

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This Third Amendment to the Prime Vendor Agreement (the “Third Amendment”) is made and entered into by and between Dougherty's Holdings, Inc. (“Buyer”) and Cardinal Health 110, LLC, Cardinal Health 411, Inc. and Cardinal Health 112, LLC (collectively referred to herein as “Cardinal Health”).

Recitals

Whereas, as part of an internal reorganization, a portion of the assets utilized to perform the obligations of Cardinal Health under the Agreement have been transferred from Cardinal Health 411, Inc. to Cardinal Health 112, LLC, an indirect, wholly-owned subsidiary of Cardinal Health, Inc. Therefore, in addition to Cardinal Health 110, LLC and Cardinal Health 411, Inc., Cardinal Health 112, LLC shall be added as a party to the Agreement. Cardinal Health 110, LLC, Cardinal Health 411, Inc. and Cardinal Health 112, LLC, shall have joint and several liability for the obligations of Cardinal Health under the Agreement.

WHEREAS, Cardinal Health and Buyer are parties to that certain Prime Vendor Agreement that was effective as of May 1, 2014 (hereinafter “Agreement”); and

WHEREAS, the parties entered into that certain First Amendment to the Agreement that was effective May 1, 2015 (the “First Amendment”); and

WHEREAS, the parties entered into that certain Second Amendment to the Agreement that was effective July 1, 2015 (the “Second Amendment”); and

WHEREAS, Cardinal Health and Buyer desire to amend the Agreement as set forth in this Third Amendment.

Statement of Agreement

NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                   Capitalized Terms. All capitalized terms used in this Third Amendment not otherwise defined herein shall have the same meaning as is ascribed to them in the Agreement.

2.                   January 2016 Prepayment of a Portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate

In General.  Notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health shall prepay to the Buyer a portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate that Buyer can earn under the provisions set forth in the Agreement (the “January 2016 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment”).  The amount of the January 2016 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment shall equal [***], and Cardinal Health shall pay the January 2016 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment to the Buyer within [***] days after December 31, 2015 via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.  Further notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health SHALL NOT pay the Buyer any portion of a Monthly Source Rebate or any portion of a Monthly Source Compliance Rebate earned by Buyer in accordance with the provisions set forth in the Agreement until such time as the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***]. Once the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***], Cardinal Health shall begin to pay the Buyer the Monthly Source Rebate and the Monthly Source Compliance Rebate in accordance with the provisions set forth in the Agreement.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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The parties hereby acknowledge and agree that if the Agreement is terminated for any reason prior to that certain date upon which the aggregate amount of the January 2016 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***], the Buyer shall repay to Cardinal Health the unearned portion of the January 2016 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment, which amount shall equal the difference between [***] and the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement through the effective date of the termination.

Disclosure.  The January 2016 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement.  Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h).  In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

3.               January 2017 Prepayment of a Portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate

In General.  Notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health shall prepay to the Buyer a portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate that Buyer can earn under the provisions set forth the Agreement (the “January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment”).  The amount of the January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment shall equal [***], and Cardinal Health shall pay the January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment to the Buyer within [***] days after December 31, 2016 via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.  Further notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health SHALL NOT pay the Buyer any portion of a Monthly Source Rebate or any portion of a Monthly Source Compliance Rebate earned by Buyer in accordance with the provisions set forth the Agreement until such time as the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***].  Once the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***], Cardinal Health shall begin to pay the Buyer the Monthly Source Rebate and the Monthly Source Compliance Rebate in accordance with the provisions set forth in the Agreement.

The parties hereby acknowledge and agree that if the Agreement is terminated for any reason prior to that certain date upon which the aggregate amount of the January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment earned by the Buyer in accordance with the provisions set forth above equals [***], the Buyer shall repay to Cardinal Health the unearned portion of the January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment, which amount shall equal the difference between [***] and the aggregate amount of the Monthly Source Rebate and Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement through the effective date of the termination.

Disclosure.  The January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement.  Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h).  In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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4.                 Effectiveness. To the extent provided herein, this Third Amendment supersedes or modifies any inconsistent provision of the Agreement.

5.                 No Other Changes. Except as amended by the provisions in this Third Amendment, the Agreement shall remain in full force and effect.

6.                 Amendment Effective Date. This Third Amendment is effective as of October 1, 2015.

7.                 Counterparts. This Third Amendment may be executed in counterparts, each of which is deemed to be an original, and together all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have agreed to the foregoing:

Dougherty's Holdings, Inc.	Cardinal Health 110, LLC
16250 Knoll Trail Drive, Suite 102	Cardinal Health 411, Inc.
Dallas, TX 75248	Cardinal Health 112, LLC
7000 Cardinal Place
Dublin, Ohio 43017

Telecopy ___________________	Telecopy: (614) 757-6000

By: /s/ Mark Heil	By: /s/ Robert Clift
Title: President	Title: Director of Sales
Date: Oct. 14, 2015	Date: 10/14/15

Account Number _______________

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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